EXHIBIT 99.1

LIMITED LIABILITY COMPANY AGREEMENT

OF RAC FIXPADS II, LLC

THIS LIMITED LIABILITY COMPANY AGREEMENT (the “Agreement”) of RAC FIXPADS II, LLC, a Delaware limited liability company (the “Company”), is entered into as of October 4, 2022 (the “Effective Date”), between  RAC Real Estate Acquisition Corp. (“RAC”) and Fix Pads Holdings, LLC (“FixPads” and with RAC and FixPads each a “Member” or “party” and collectively the “Members” or “parties”).

RECITALS

WHEREAS, the Members have formed the Company as a limited liability company under the laws of the State of Delaware and desire to enter into this written agreement, in accordance with the provisions of the Delaware Limited Liability Company Act, 6 Del. Code  § 18-101, et seq., as it may be amended from time to time, and any successor to such statute (the “Act”), governing the affairs of the Company and the conduct of its business.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

ARTICLE I.

ORGANIZATIONAL MATTERS

1.1 Organization

. The Company has been organized as a limited liability company in the State of Delaware through the filing of a Certificate of Formation (the “Certificate”) with the Office of the Delaware Secretary of State as required by the Act. The Manager may cause to be executed and filed any amendments to the Certificate from time to time as authorized by all Members and in a form prescribed by the Act. The Manager shall also cause to be made, on behalf of the Company, such additional filings and recordings as all Members shall deem necessary or advisable.

1.2 Name

. The name of the Company is RAC FIXPADS II, LLC. The Company may also conduct business at the same time under one or more fictitious names as authorized by all Members.

1.3 Principal Place of Business; Other Places of Business

. The principal place of business of the Company is located at 5158 Augusta Road, Lexington, South Carolina 29073 or such other place within or outside the State of Delaware as the Manager may from time to time designate.   The Company may maintain other offices and places of business within or outside the State of Delaware as the Manager deems advisable.  The Manager shall promptly give written notice of such other places of business or offices to the Members.

1.4 Business Purpose

. The purpose of the Company is to purchase, finance, collateralize, improve, rehabilitate, market, sell or lease property, as well as to carry on any lawful business, purpose or activity, except as prohibited by the Act.

1.5 Fiscal Year. The fiscal year of the Company shall be the calendar year ending December 31st (the “Fiscal Year”).

Designated Agent for Service of Process

. The Company shall continuously maintain a registered office and a designated and duly qualified agent for service of process on the Company in the State of Delaware.

1.6 Term of Company

. The Company commenced on the date the Certificate was filed with the Office of the Delaware Secretary of State, and shall continue until terminated pursuant to this Agreement or otherwise under the Act.

ARTICLE II.

MEMBERSHIP INTERESTS; UNITS; VOTING; CAPITAL; CAPITAL ACCOUNTS; COMPANY USE OF CAPITAL CONTRIBUTIONS; MEMBER LOANS; LIMITED LIABILITY OF MEMBERS

2.1 Membership Interests; Units. The membership interests of the Members shall be represented by Units. Each Unit shall have the privileges, preferences, duties, liabilities, obligations, and rights set forth in this Agreement. The Manager shall maintain a schedule of all Members, their names and respective mailing addresses, the number of Units held by each of them and collectively, and the related capital contributions of each Member (the “Members Schedule”), and shall update the Members Schedule as applicable. A copy of the Members Schedule as of the execution of this Agreement is attached hereto as Exhibit A.

2.2 Member Vote. On all matters requiring a vote, consent, or other approval of the Members under this Agreement, or the Act, each Member holding any Units shall be entitled to one (1) vote per Member, and not be per Unit.

2.3 Authorization and Issuance of Units. The Company is hereby authorized to issue and has issued as of the Effective Date the Units to the Members described on the Members Schedule attached as Exhibit A.

2.4 Initial Capital Contributions of Members. The names, addresses, initial cash capital contributions and Units of the Members are set forth on Exhibit “A” attached hereto and incorporated herein. All Members acknowledge and agree that the Capital Contributions set forth in Exhibit A represent the amount of money and the value of all property (other than money) initially contributed by the Members.

2.5 Additional Capital Contributions of Members and Related Matters. In addition to the initial cash capital contributions of the Members referenced in Section 2.4 and reflected in Exhibit A, each Member shall make the following additional capital contributions to the Company:

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2.5.1. FixPads. FixPads presently has title to, or will have title to, approximately sixty (60) residential properties (each a “Property” and collectively the Properties”). Fixpads shall retain title to each such Property as an accommodation to the Company, but all rights to, and incidents of ownership for, each such Property shall be transferred and assigned to the Company on such dates as determined by the Manager and communicated to the Members (“Contribution Date”). As of the Contribution Date for each such Property, FixPads shall have made a capital contribution to the Company for each such Property. The Company shall have the right to compel FixPads to transfer or assign legal title to any of the Properties to the Company after the applicable Contribution Date for each such Property. The Company can compel any such transfer or assignment of legal title by FixPads to the Company through injunction and without the necessity of posting bond. FixPads shall not encumber the Properties prior to transfer or assignment of legal title without the consent of RAC.

2.5.2. RAC. RAC shall make additional cash contributions to the capital of the Company up to a maximum of $5,214,000. RAC shall make such additional cash contributions to the capital of the Company on such dates and in such amounts as requested in writing by the Manager. RAC shall make each requested additional cash capital contribution to the Company within ten (10) business days of the applicable written request from the Manager. The Company shall use the additional cash contributions from RAC to the Company for the Company’s operating expenses and to upfit, improve and rehabilitate, the Properties contributed by FixPads to the Company so that the Properties may be sold or leased by the Company.

2.6 Capital Accounts. Capital accounts shall be established and maintained for each Member as required under the Internal Revenue Code of 1986, as amended, and applicable Treasury Regulations (26 C.F.R.)(each a “Capital Account”).

2.7 Member Capital. Except as otherwise provided in this Agreement or with the prior written consent of all Members no Member shall demand or be entitled to receive a return of or interest on its capital contributions to the Company or its Capital Account.

2.8 Member Loans. No Member shall be required or permitted (except with the prior written consent of Members) to make any loans or otherwise lend any funds to, act as a surety or endorser for, assume one or more specific obligations of, provide collateral for, or enter into other credit, guarantee, financing or refinancing arrangements with, the Company. No loans made by any Member to the Company shall have any effect on such Member’s Units, such loans representing a debt of the Company payable or collectible solely from the assets of the Company in accordance with the terms and conditions upon which such loans were made.

2.9 Limited Liability of Members. Except as otherwise required by any non-waivable provision of the Act or other applicable law: (a) no Member shall be liable in any manner whatsoever for any debt, liability or other obligation of the Company, whether such debt, liability or other obligation arises in contract, tort, or otherwise; and (b) no Member shall in any event have any liability whatsoever in excess of (i) the amount of its capital contributions, (ii) its share of any assets and undistributed profits of the Company, and (iii) the amount of any wrongful distribution to such Member, if, and only to the extent, such Member has actual knowledge (at the time of the distribution) that such distribution is made in violation of Section 18-607 of the Act.

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ARTICLE III.

ALLOCATIONS OF PROFITS AND LOSSES

3.1 Allocation of Profits and Losses. Allocations of profit, loss, income, expense shall be allocated by the Company to its Members based on initial cash capital contributions of the Members, the value of the Properties contributed by Fixpads and the additional cash contributions by RAC.

ARTICLE IV.

DISTRIBUTIONS

4.1 Distributions.

4.1.1 Property Sales. From the sale of each Property by the Company (excluding any sale of Property to a Member), the Company shall distribute $13,000 of the net sale proceeds to RAC, and distribute an additional amount to RAC equal to the average RAC additional cash capital contribution per Property. The balance of the net proceeds from the sale of each Property shall be distributed to FixPads. RAC or Fixpads, at its sole and exclusive option, may elect for the Company to retain some or all of the proceeds to be distributed to each of them under this Section 4.1.1.

Leased Property. For any Property that is leased by the Company, RAC shall have the option to buy such Property from the Company based on further written agreement of the Members. For any such Property that is not bought by RAC, any net rental income received from each such Property shall be retained by the Company and distributed to the Members based on the further written agreement of the Members. If the Members are unable to agree on such distribution of net rental income, the rental income shall be retained by the Company, and with the associated gain, loss, income and expense from each such rental Property being allocated to the Members under Section 3.1.

4.1.2 Dissolution and Liquidation. Distributions through dissolution and liquidation shall be made under Article 7.

ARTICLE V.

OPERATIONS

5.1 Management.

5.1.1 Management of the affairs and business of the Company shall be conducted by a manager (the “Manager”). The initial Manager of the Company shall be Fixpads Management, LLC. Additional Managers may be appointed at any time by consent of the Members.

5.1.2 Except as otherwise expressly provided in this Agreement, the Manager shall have sole and complete charge and management of all the affairs and business of the Company, in all respects and in all matters. The Manager shall be an agent of the Company’s business, and the actions of the Manager taken in such capacity and in accordance with this Agreement shall bind the Company. Except as otherwise expressly provided in this Agreement, the Members shall not participate in the control of the Company, and shall have no right, power or authority to act for or on behalf of, or otherwise bind, the Company. Except as expressly provided in this Agreement or required by any non-waivable provisions of applicable law, the Members shall have no right to vote on or consent to any other matter, act, decision, or document involving the Company or its business.

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5.1.3 The Manager shall have full, exclusive and complete discretion to manage and control the business and affairs of the Company, to make all decisions affecting the business and affairs of the Company and to take all such actions as it deems necessary or appropriate to accomplish the purposes and direct the affairs of the Company. The Manager shall have the sole power and authority to bind the Company, except and to the extent that such power is expressly delegated in writing to any officer of the Company or, any other Person, by the Manager, and such delegation shall not cause the Manager to cease to be a Member or the Manager of the Company.

5.2 Limitations on Authority of Manager. The Manager shall not have the authority to, or cause the Company to, do any act in contravention of this Agreement, including any actions specifically reserved to the Members. The Manager shall not have the authority to, or cause the Company to, encumber the Properties without the consent of the Members.

5.3 Manager’s Duties. The Manager owes to the Company the following duties:

5.3.1 The Manager in conduct and winding up of the Company’s activities shall cause the Company to use Company property and any proceeds therefrom solely for Company purposes, and shall account to the Members, as requested, related to such use. The Manager shall also refrain from engaging in grossly negligent or reckless conduct, intentional misconduct or a knowing violation of law applicable to the Company, its operations, financial affairs, and properties.

5.3.2 The Manager shall discharge its duties under this Agreement or under the Act and exercise any rights consistent with the contractual obligation of good faith and fair dealing. The Manager does not violate a duty or obligation under this Agreement merely because the Manager’s conduct furthers the Manager’s own interest.

5.4 Compensation of the Manager. As approved by all Members, the Manager may receive compensation for services rendered to the Company under this Agreement.

5.5 Records and Reports. The Manager shall cause the Company to maintain records of the Company as required by the Act. The Manager shall provide reasonable access to these records by all Members. The Manager shall provide periodic reports to the Members, no less than monthly, concerning the affairs and operations of the Company. The Manager shall cause to be prepared an annual report of the affairs and operations of the Company and shall provide such report to the Members within ninety (90) days of the close of the Company’s Fiscal year. The Manager shall cause the Company to prepare and file all applicable tax returns, and shall provide any such returns upon request to each Member.

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5.6 Specific Manager Duties. In addition to other duties and responsibilities of the Manager under this Agreement, the Manager shall cause to be opened and maintained one or more bank accounts, with one or more banking institutions each reasonably acceptable to all Members, into which all cash capital contributions and income from operations are to be deposited, and from which all distributions and payment of operating expenses are to be made by the Company. The Manager shall provide information concerning these bank accounts to the Members upon request.

5.7 Indemnification and Liability of the Members.

5.7.1 The Company shall indemnify and hold harmless the Manager (the “Indemnitee”) to the full extent permitted by law from and against any and all losses, claims, demands, costs, damages, liabilities, joint and several, expenses of any nature (including attorneys’ fees and disbursements), judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, in which the Indemnitee may be involved, or threatened to be involved as a party or otherwise, relating to the performance or nonperformance of any act concerning the activities of the Company, if (i) the Indemnitee acted in good faith, within the scope of such Indemnitee’s authority, and in a manner it believed to be in, or not contrary to, the best interests of the Company, and (ii) the Indemnitee’s conduct did not constitute gross negligence or willful misconduct. The termination of an action, suit or proceeding by judgment, order, settlement, or upon a plea of nolo contendere or its equivalent, shall not, in and of itself, create a presumption or otherwise constitute evidence that the Indemnitee acted in a manner contrary to that specified in clauses (i) or (ii) above.

5.7.2 Expenses incurred by an Indemnitee in defending any claim, demand, action, suit or proceeding subject to this Section 5.7 shall be advanced by the Company prior to the final disposition of such claim, demand, action, suit, or proceeding upon receipt by the Company of a written commitment by or on behalf of the Indemnitee to repay such amount if it shall be determined that such Indemnitee is not entitled to be indemnified as authorized in this Section 7.5.

5.7.3 Any indemnification provided hereunder shall be satisfied solely out of the assets of the Company, as an expense of the Company. No Member shall be subject to personal liability by reason of these indemnification provisions.

5.7.4 The provisions of this Section 5.7 are for the benefit of the Indemnitees and shall not be deemed to create any rights for the benefit of any other Person.

5.7.5 To the extent that the Manager has, at law or in equity, duties (including, without limitation, fiduciary duties) to the Company or any Member, the Manager acting in accordance with this Agreement shall not be liable to the Company or any Member, or any third party.

5.8 Withdrawal and Removal of the Manager. The Manager may withdraw as Manager at any time upon provide prior written notice to the Members. If the Manager is not a Member, the Manager may be removed upon the written consent or approval of all Members. If the Manager is a Member, the Manager may be removed upon the written consent or approval of the other Members. A successor Manager may be appointed by all Members. If there is any period of time where the Company does not have a Manager, the affairs and operations shall be conducted by the Members.

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5.9 Other Activities. Any Member and the Manager may engage or invest in, and devote its time to, any other business venture or activity of any nature and description (independently or with others), whether or not such other activity may be deemed or construed to be in competition with the Company. Neither the Company nor any Member shall have any right by virtue of this Agreement or the relationship created hereby in or to such other venture or activity of any other Member or the Manager (or to the income or proceeds derived therefrom), and the pursuit thereof, even if competitive with the business of the Company, shall not be deemed wrongful or improper. Notwithstanding the foregoing, the Manager shall devote such time to the Company as it deems reasonably necessary for the proper performance of its obligations and duties hereunder.

ARTICLE VI.

TRANSFERS OF UNITS, TERMINATION OF AGREEMENT, WITHDRAWAL

6.1 Transfers. No Member may transfer or assign all or any portion of its Units (or beneficial interest therein) to a third party, without the prior written consent of all Members, which consent may be given or withheld in each Member’s sole and absolute discretion. Any purported transfer or assignment shall be null and void. Any transferee or assignee of Units, the transfer of assignment of which has been approved by all Members hereunder, must agree to the bound by this Agreement as a condition of any such transfer or assignment.

6.2 Withdrawal and Termination of Agreement. A Member may withdraw as a Member, and this Agreement shall then terminate with respect to such Member except as otherwise provided herein, if the Member provides at least sixty (60) days’ prior written notice of such withdrawal and termination to the other Member and to the Manager. If a Member withdraws and terminates this Agreement with respect to such Member, the Member forfeits its Units and any rights related to such Units including any rights to distributions, profits, payments, and other benefits after the date of such withdrawal and termination. If a Member withdraws, the remaining Member may vote to continue the Company within ninety (90) days after such Member’s withdrawal.

ARTICLE VII

DISSOLUTION, LIQUIDATION, AND TERMINATION OF THE COMPANY

7.1 Limitations. The Company may be dissolved, liquidated, and terminated and have its affairs wound up only pursuant to the provisions of this Article 7, and the parties hereto do hereby irrevocably waive any and all other rights they may have to cause a dissolution of the Company or a sale or partition of any or all of the Company assets.

7.2 Exclusive Causes. Notwithstanding the Act, the following and only the following events shall cause the Company to be dissolved, liquidated, and terminated:

(a) The unanimous written consent, vote, or approval of the Members;

(b) Judicial dissolution; or

(c) The Incapacity of a Member unless the remaining Member votes to continue the Company within ninety (90) days following the occurrence of any such Incapacity. For these purposes“Incapacity” means the dissolution, bankruptcy, appointment of a receiver over, or termination (other than by merger or consolidation) of any Member.

Any dissolution of the Company other than as provided in this Section 7.2 shall be a dissolution in contravention of this Agreement.

7.3 Effect of Dissolution. The dissolution of the Company shall be effective on the day on which the event occurs giving rise to the dissolution, but the Company shall not terminate until it has been wound up and its assets have been distributed as provided in Section 7.5 of this Agreement and its Certificate has been cancelled by the filing of a certificate of cancellation with the office of the Delaware Secretary of State. Notwithstanding the dissolution of the Company, prior to the termination of the Company, the business of the Company and the affairs of the Members, as such, shall continue to be governed by this Agreement.

7.4 No Capital Contribution Upon Dissolution. Each Member shall look solely to the assets of the Company for all distributions with respect to the Company, its capital contribution thereto, its Capital Account and its share of profits or losses, and shall have no recourse therefor (upon dissolution or otherwise) against any other Member. Accordingly, if any Member has a deficit balance in its Capital Account (after giving effect to all contributions, distributions and allocations for all taxable years, including the year during which the liquidation occurs), then such Member shall have no deficit restoration obligation and have no obligation to make any capital contribution with respect to such deficit, and such deficit shall not be considered a debt owed to the Company or to any other person for any purpose whatsoever.

7.5 Liquidation.

7.5.1 Upon dissolution of the Company, the Manager shall act as the “Liquidator” of the Company. The Liquidator shall liquidate the assets of the Company, and after allocating all income, gain, loss and deductions resulting therefrom, shall apply and distribute the proceeds thereof as follows:

(a) First, to the payment of the obligations of the Company, to the expenses of liquidation, and to the setting up of any reserves for contingencies which the Liquidator may consider reasonably necessary; and

(b) Thereafter, to the Members as allocated to each Member under Section 3.1.

7.5.2 Notwithstanding Section 7.5.1 of this Agreement, in the event that the Liquidator determines that an immediate sale of all or any portion of the Company assets would cause undue loss to the Members, the Liquidator, in order to avoid such loss to the extent not then prohibited by the Act, may either defer liquidation of and withhold from distribution for a reasonable time any Company assets except those necessary to satisfy the Company’s debts and obligations, or distribute the Company assets to the Members in kind.

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ARTICLE VIII.

MISCELLANEOUS

8.1 Appointment of Manager as Attorney-in-Fact.

8.1.1 Each Member, by its execution of this Agreement, irrevocably constitutes and appoints the Manager as its true and lawful attorney-in-fact with full power and authority in its name, place and stead to execute, acknowledge, deliver, swear to, file and record at the appropriate public offices such documents as may be necessary or appropriate to carry out the provisions of this Agreement, including but not limited to:

(a) Subject to Section 8.2, all certificates and other instruments (including counterparts of this Agreement), and all amendments thereto, which the Manager deems appropriate to form, qualify, continue or otherwise operate the Company as a limited liability company (or other entity in which the Members will have limited liability comparable to that provided in the Act), in the jurisdictions in which the Company may conduct business or in which such formation, qualification or continuation is, in the opinion of the Manager, necessary or desirable to protect the limited liability of the Members.

(b) Subject to Section 8.2, all amendments to this Agreement adopted in accordance with the terms hereof, and all instruments which the Manager deems appropriate to reflect a change or modification of the Company in accordance with the terms of this Agreement.

(c) All conveyances of Company assets, and other instruments which the Liquidator reasonably deems necessary in order to complete a dissolution and termination of the Company pursuant to this Agreement.

8.1.2 The appointment by all Members of the Manager as attorney-in-fact shall be deemed to be a power coupled with an interest, in recognition of the fact that each of the Members under this Agreement will be relying upon the Manager to act as contemplated by this Agreement in any filing and other action by it on behalf of the Company, shall survive the Incapacity of any Member hereby giving such power, and the transfer or assignment of all or any portion of the Units of such Member as permitted by this Agreement, and shall not be affected by the subsequent Incapacity of such Member.

8.2 Amendments. This Agreement may be amended only through a writing signed by all Members.

8.3 Meetings. At any time, and from time to time, any Member may, but shall not be required to, call meetings of the Members. Written notice of any such meeting shall be given to all Members not less than two (2) nor more than forty-five (45) days prior to the date of such meeting. Each meeting of the Members shall be conducted by the Manager or its designee. Each Member may authorize any other person through written proxy (whether or not such other person is a Member) to act for it or on its behalf on all matters in which the Member is entitled to participate. Each proxy must be signed by the Member or such Member’s attorney-in-fact.

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8.4 Entire Agreement. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and fully supersedes any and all prior or contemporaneous agreements or understandings between the parties hereto pertaining to the subject matter hereof.

8.5 Further Assurances. Each of the parties hereto does hereby covenant and agree on behalf of itself, its successors, and its assigns, without further consideration, to prepare, execute, acknowledge, file, record, publish, and deliver such other instruments, documents and statements, and to take such other action as may be required by law or reasonably necessary to effectively carry out the purposes of this Agreement.

8.6 Notices. Any notice, consent, payment, demand or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be (a) delivered personally to the Person or to an officer of the Person to whom the same is directed, or (b) sent by facsimile or registered or certified mail, return receipt requested, postage prepaid, addressed as follows: if to the Company and/or Manager, to the Company and/or Manager at the address set forth in Section 1.3 hereof, or to such other address as the Company may from time to time specify by notice to the Members; if to a Member, to such Member at the most recent address set forth in the Company’s books and records, or to such other address as such Member may from time to time specify by notice to the Company. Any such notice shall be deemed to be delivered, given and received for all purposes as of: (i) the date so delivered, if delivered personally, (ii) upon receipt, if sent by facsimile, or (iii) on the date of receipt or refusal indicated on the return receipt, if sent by registered or certified mail, return receipt requested, postage and charges prepaid and properly addressed.

8.7 Certain Tax Matters. The Members hereby appoint the Manager as the “partnership representative” (the “Partnership Representative”) as provided in Code Section 6223(a) (as amended by the Bipartisan Budget Act of 2015 (the “BBA”)). The Partnership Representative is authorized and required to represent the Company (at the Company’s expense) in connection with all examinations of the Company’s affairs by taxing authorities, including resulting administrative and judicial proceedings, and to expend Company funds for professional services and costs associated therewith. The Partnership Representative shall have sole authority to act on behalf of the Company in any such examinations and any resulting judicial proceedings, and shall have sole discretion to determine whether the Company (either on its own behalf or on behalf of the Members) will contest or continue to contest any tax deficiencies assessed or proposed to be assessed by any taxing authority. The Company and its Members shall be bound by the actions taken by the Partnership Representative. In the event of an audit of the Company that is subject to the partnership audit procedures enacted under Section 1101 of the BBA (the “BBA Procedures”), the Partnership Representative, in its sole discretion, shall have the right to make any and all elections and to take any actions that are available to be made or taken by the Partnership Representative or the Company under the BBA Procedures (including any election under Code Section 6226 as amended by the BBA). If an election under Code Section 6226(a) (as amended by the BBA) is made, the Company shall furnish to each Member for the year under audit a statement of the Member’s share of any adjustment set forth in the notice of final partnership adjustment, and each Member shall take such adjustment into account as required under Code Section 6226(b) (as amended by the BBA). To the extent that the Partnership Representative does not make an election under Code Section 6221(b) or Code Section 6226 (each as amended by the BBA), the Company shall use commercially reasonable efforts to (i) make any modifications available under Code Section 6225(c)(3), (4), and (5), as amended by the BBA, and (ii) if requested by a Member, provide to such Member information allowing such Member to file an amended federal income tax return, as described in Code Section 6225(c)(2) as amended by the BBA, to the extent such amended return and payment of any related federal income taxes would reduce any taxes payable by the Company. The Partnership Representative may resign at the times and in the manner set forth in applicable Treasury Regulations or other administrative guidance. If the Manager ceases to be the Partnership Representative for any reason, the Members shall appoint a new Partnership Representative.

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8.8 Governing Law. This Agreement, including its existence, validity, construction, and operating effect, and the rights of each of the parties hereto, shall be governed by and construed in accordance with the laws of the State of Delaware without regard to otherwise governing principles of conflicts of law.

8.9 Construction. This Agreement shall be construed as if all parties prepared it.

8.10 Captions - Pronouns. Any titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the text of this Agreement. All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural as appropriate.

8.11 Binding Effect. Except as otherwise expressly provided herein, this Agreement shall be binding on and inure to the benefit of the Members, their heirs, executors, administrators, successors and all other Persons hereafter holding, having or receiving an interest in the Company, whether as Assignees, Substitute Members or otherwise.

8.12 Severability. In the event that any provision of this Agreement as applied to any party or to any circumstance, shall be adjudged by a court to be void, unenforceable or inoperative as a matter of law, then the same shall in no way affect any other provision in this Agreement, the application of such provision in any other circumstance or with respect to any other party, or the validity or enforceability of the Agreement as a whole.

8.13 Survival. The provisions of Sections 2.5.1, 2.5.2, 2.9, 5.7 and 8.7 of this Agreement shall survive and continue in effect after a withdrawal of a Member or termination of this Agreement.

8.14 Counterparts. This Agreement may be executed in any number of multiple counterparts, each of which shall be deemed to be an original copy and all of which shall constitute one agreement, binding on all parties hereto.

(Signature Page Follows)

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the Effective Date.

MEMBERS:

RAC REAL ESTATE ACQUISITION CORP.

By:

Name:	Frank Gillen

Title:	Chief Executive Officer

FIX PADS HOLDINGS, LLC

By:

Name:	Alexander Szkaradek

Title:	Member

[Signature Page to RAC FIXPADS II, LLC Limited Liability Company Agreement]

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EXHIBIT “A”

MEMBERS, CAPITAL CONTRIBUTIONS,

AND PERCENTAGE INTERESTS

Name and Address of Members	Contribution ($)	Number of Units	Percentage Interest (%)
RAC REAL ESTATE ACQUISITION CORP. 488 NE 18th Street, Unit 511 Miami, FL 33132	$1,000	1000	50
FIX PADS HOLDINGS, LLC 5158 Augusta Road Lexington, SC 29073	$1,000	1000	50

TOTAL	$2,000	2,000	100%

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